Description of Business	12 Months Ended
Dec. 31, 2024
Organization, Consolidation and Presentation of Financial Statements [Abstract]
Description of Business	Description of Business
International Game Technology PLC (the “Parent”), together with its consolidated subsidiaries (collectively referred to as “IGT PLC,” the “Company,” “we,” “our,” or “us”), is a global leader in gaming delivering entertaining and responsible gaming experiences for players worldwide. Leveraging a wealth of compelling content, continuous investment in innovation, player insights, operational expertise, and leading-edge technology, our solutions deliver unrivalled gaming experiences that engage players and drive growth. We have a well-established local presence and relationships with governments and regulators in more than 100 jurisdictions around the world and create value by adhering to the highest standards of service, integrity, and responsibility.
On February 28, 2024, the Parent entered into definitive agreements (the “February 2024 Agreements”) with Everi Holdings Inc. (“Everi”), pursuant to which the Parent planned to separate its Gaming & Digital businesses (“IGT Gaming”) by way of a taxable spin-off to the Parent’s shareholders and then immediately combine such businesses with Everi. The transaction contemplated by the February 2024 Agreements was expected to close in late 2024 or early 2025.
On July 26, 2024, the Parent and Everi entered into definitive agreements (the “Transaction Agreements”) whereby IGT Gaming and Everi will be simultaneously acquired by a newly formed holding company (‘the Combined Company”) owned by the Apollo Funds in an all-cash transaction (the “Proposed Transaction”). In connection with the entry into the Transaction Agreements, the February 2024 Agreements were terminated.